Other information	12 Months Ended
Dec. 31, 2018
Other Information
Other information

(a) Reporting entity and Group’s structure

InflaRx N.V. is a Dutch public company with limited liability (naamloze vennootschap) with its corporate seat in Amsterdam, The Netherlands, and is registered in the Commercial Register of The Netherlands Chamber of Commerce Business Register under CCI number 68904312. The Company’s registered office is at Winzerlaer Straße 2 in 07745 Jena, Germany. Since November 10, 2017, InflaRx N.V.’s common shares have been listed on The NASDAQ Global Select Market under the symbol IFRX.

InflaRx is a clinical-stage biopharmaceutical Group focused on applying its proprietary anti-C5a technology to discover and develop first-in-class, potent and specific inhibitors of the complement activation factor known as C5a.

These consolidated financial statements of InflaRx comprise the Company and its subsidiaries InflaRx GmbH, and, since January 5th, 2018, InflaRx Pharmaceutical Inc., Ann Arbor, Michigan/USA (together, the ‘Group’).

(b) Material subsidiaries

The Group’s principal subsidiaries at December 31, 2018 are set out below. Unless otherwise stated, they have share capital consisting solely of common shares that are held directly by the Group, and the proportion of ownership interests held equals the voting rights held by the Group. The country of incorporation or registration is also their principal place of business.

Name	Place of business/ country of incorporation	Functional currency	Ownership interest held by the Group 2017 2018		Principal activities
InflaRx GmbH	Germany	EUR	100%	100%	Principal operating subsidiary, biopharmaceutical company
InflaRx Pharmaceutical Inc.	U.S.	USD	—	100%	Subsidiary for basic research

InflaRx GmbH is a clinical-stage biopharmaceutical company founded in 2008. In 2017, InflaRx N.V. became the sole shareholder of InflaRx GmbH through the contribution of the subsidiary’s shares to InflaRx N.V. by its existing shareholders in exchange of new shares issued by InflaRx N.V.

InflaRx Pharmaceutical Inc., a Delaware corporation, was founded on January 5, 2018 by InflaRx N.V.

(c) Related party transactions

The Group’s executive management comprises the following persons:

·	Professor Niels C. Riedemann, Chief Executive Officer (CEO)

·	Professor Renfeng Guo, Chief Scientific Officer (CSO)

·	Arnd Christ, Chief Financial Officer (CFO)

·	Jason Marks, Chief Legal Officer, General Counsel (CLO), since January 1, 2019

·	Othmar Zenker, Chief Medical Officer (CMO)

The Group’s board of directors comprises the following persons:

Executive Directors

·	Professor Niels C. Riedemann, CEO

·	Professor Renfeng Guo, CSO

Non-executive Directors

·	Nicolas Fulpius, Chairman, Chairman of the Audit Committee

·	Jens Holstein, since September 21, 2018 Member of the Audit Committee

·	Anthony Gibney, since February 6, 2018 Member of the Audit Committee

·	Katrin Uschmann, Member of the Audit Committee until February 6, 2018

·	Lina Ma

·	Mark Kübler, Member of the Audit Committee until September 21, 2018

·	Richard Brudnick, Non-Voting Observer Director since February 14, 2019 , subject to the approval at the Annual General Meeting of Shareholders in May 2019.

The compensation of the Group’s executive management comprises the following for the twelve months ending December 31:

	2016	2017	2018
	(in thousands of €)
Executive Management
Short-term employee benefits	604	1,987	2,524
Share-based payments	660	3,187	9,801
Total	1,264	5,174	12,325
Non-executive Board of Directors
Short-term employee benefits	—	81	238
Share-based payments	208	43	1,086
Total	208	124	1,324
Total Compensation	1,472	5,298	13,649

Remuneration of InflaRx’s executive management comprises fixed and variable components and share-based payment awards. In addition, the executive management receive supplementary benefits and allowances.

We entered into indemnification agreements with our directors and senior management. The indemnification agreements and our Articles of Association require us to indemnify our directors to the fullest extent permitted by law. See “Item 6. Directors, Senior Management and Employees—B. Compensation—Insurance and indemnification” for a description of these indemnification agreements.

(d) Share-based payments

1.       Equity settled share-based payment arrangements

In the course of its historical financing rounds InflaRx GmbH established equity-settled share-based payment programs. Under these programs, the Company granted to its managing directors and senior executives options to acquire common shares. In total options covering 6,088 shares were granted. All of the options have vested. Those InflaRx GmbH options were converted into options covering 511,392 common shares of InflaRx N.V. at the initial public offering in November 2017. The exercise prices for each outstanding award is 0.01 € per share or less.

Under the terms and conditions of the stock option plan 2016 InflaRx GmbH granted rights to subscribe for InflaRx GmbH’s common shares to directors, senior management and key employees. Prior to the initial public offering, the outstanding awards under the 2016 plan covered an aggregate of 1,239,252 common shares and the exercise price for each outstanding award was €7.81 per share (in each case after giving effect to the corporate reorganization in November 2017). Any additional awards available under the 2016 plan lapsed upon the closing of the Series D financing in October 2017. In 2016, InflaRx also established a share-based payment plan for its non-executive board members and granted options covering 484 shares. Grants under this plan were not subject to service or performance conditions.

In conjunction with the closing of its initial public offering, InflaRx N.V. established a new plan (‘2017 long-term incentive plan‘).The initial maximum number of common shares available for issuance under equity incentive awards granted pursuant to the 2017 long term incentive plan equals 2,341,097 common shares. The number of share options under the plan was as follows:

2018
Number of stock options:
Outstanding at January 1, 2018	1,869,192
Granted in 2018	208,073
Forfeited in 2018	(26,256)
Outstanding at December 31, 2018	2,051,009
thereof vested	626,933
thereof exercised	-—

In the fourth quarter, of 2018 75,000 stock options were awarded subject to a specified condition, which was satisfied in the first quarter of 2019, therefore, the expense for these stock options will occur in 2019.

On January 1, 2021 and on January 1 of each calendar year thereafter, an additional number of shares equal to 3% of the total outstanding common shares on December 31 of the immediately preceding year (or any lower number of shares as determined by the board of directors) will become available for issuance under equity incentive awards granted pursuant to the ‘2017 long-term incentive plan.‘

2.       Stock options exercised

In 2018 302,279 shares were issued following the exercise of stock options, resulting in proceeds to the Company of €452.0 thousand. All stock options exercised were granted under the stock option plan 2016 and before.

3.       Measurement of fair values of stock options granted

The fair value of options granted in 2018 under the 2017 long-term incentive plan was determined using the Black-Scholes valuation model. As the Company’s common shares are listed on the Nasdaq Global Select Market, the closing price of the common shares at grant date was used. Other significant inputs into the model are as follows (weighted average):

	Q1-2018	Q2-2018	Q3-2018	Q3-2018	Q4-2018
Parameters
Fair value at grant date
Per option (USD)	13.79	22.37	19.80	20.17	13.39
FX rate as of grant date	0.82	0.86	0.86	0.85	0.88
Per option (EUR)	11.24	19.23	16.96	17.15	11.75
Share price at grant date (USD)	22.75	37.85	32.40	33.06	26.02
Exercise price (USD)	22.75	37.85	32.40	33.06	26.02
Expected volatility	0.73	0.73	0.73	0.73	0.65
Expected life (midpoint based)	4.9	4.6	4.9	4.9	4
Expected dividends	—	—	—	—	—
Risk-free rate (interpolated, U.S. sovereign strips curve)	2.6%	2.7%	2.8%	3.0%	2.9%

Expected volatility has been based on an evaluation of the historical and implied volatility of a peer Group of companies The range of outcomes for the expected life of the instruments has been based on expectations on option holder behavior in the scenarios considered.

The dividend yield has no impact due to the anti-dilution clause as defined in the LTI.

Expenses are determined based on the number of stock options granted within a tranche and the vesting period of a tranche. This implies two effects:

·	the more options granted within a tranche, the higher expense of a tranche, and

·	the shorter the vesting period of a tranche, the higher expense of a tranche.

For example, 33.33% of all stock options granted are allocated to the first tranche which vests over 1 year after the Grant Date, whereas 8.33% of all stock options granted are allocated to the ninth tranche which vests over three years. Therefore the expenses recognized from the granted share options under the 2017 long-term incentive plan were € nil in 2016, €0.6 million in 2017, €12.1 million for 2018 and are anticipated to be €4.9 million for 2019 and €1.5 million for 2020.

In the twelve month periods ending December 31, 2018, 2017 and 2016, compensation expense was recognized from the following plans:

·	in 2018, €12.1 million resulting solely from the 2017 long-term incentive plan,

·	in 2017, €0.6 million from the 2017 long-term incentive plan and another €4.0 million resulting from 2016 option plan and the plans before,

·	In 2016, €0.9 million from 2016 option plan and the plans before.

None of the share-based payments awards were dilutive in determining earnings per share due to the Group’s loss position.

(e) Loss per share

Loss per common share is calculated by dividing the loss of the period by the weighted average number of common shares outstanding during the period. The weighted number of common shares outstanding for the financial year 2016 is 2,362,500, for 2017 is 9,410,524 common shares and for the financial year 2018 25,095,027 common shares.

(f) Protective foundation

According to the articles of association of the Company, up to 55,000,000 common shares and up to 55,000,000 preferred shares with a nominal value of €0.12 per share are authorized to be issued. All shares are registered shares. No share certificates shall be issued.

The Company`s general meeting of shareholders approved the right of an independent foundation under Dutch law, or protective foundation, to acquire up to 100% of the Company`s issued share capital held by others than the protective foundation, minus one share, pursuant to a call option agreement entered into between us and such foundation, in order to deter acquisition bids. The protective foundation is expected to enter into a finance arrangement with a bank or, subject to applicable restrictions under Dutch law, the protective foundation may request us to provide, or cause the Company`s subsidiaries to provide, sufficient funding to the protective foundation to enable it to satisfy its payment obligation under the call option agreement.

These preferred shares will have both a liquidation and dividend preference over the Company`s common shares and will accrue cash dividends at a pre-determined rate. The protective foundation would be expected to re-quire us to cancel its preferred shares once the perceived threat to the Company and its stake-holders has been removed or sufficiently mitigated or neutralized. We are of the opinion that the call option does not represent a significant fair value based on a level 3 valuation, due to the fact that the preference shares are restricted in use and can be cancelled by us as stated above.

As of December 31, 2018, the Company expensed €83 thousand of ongoing costs to reimburse expenses incurred by the protective foundation.

(g) Summary of significant accounting policies

This section describes significant accounting policies adopted in the preparation of these consolidated financial statements. These policies have been consistently applied to all the years presented, unless otherwise stated. The financial statements are for the Group consisting of InflaRx N.V. and its subsidiaries.

1.       Basis of preparation

The consolidated financial statements of the Group have been prepared in accordance with International Financial Reporting Standards (IFRS) and interpretations issued by the IFRS Interpretations Committee (IFRS IC) applicable to companies reporting under IFRS. The financial statements comply with IFRS as issued by the International Accounting Standards Board (IASB).

The financial statements have been prepared on a historical cost basis except for share-based payments which are measured at fair value.

These financial statements are consolidated financial statements for the Group consisting of InflaRx N.V. and its subsidiaries. The financial statements are presented in euro (€). Euro is also the functional currency of InflaRx N.V.

All financial information presented in Euro has been rounded to the nearest thousand. Accordingly, numerical figures shown as totals in some tables may not be an arithmetic aggregation of the figures that precede them or may deviate from other tables by one thousand euros at a maximum.

Subsidiaries are all entities over which the Group has control. The Group controls an entity when the Group is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power to direct the activities of the entity. Subsidiaries are fully consolidated from the date on which control is obtained by the Group. They are deconsolidated from the date control ceases. The acquisition method of accounting is used to account for business combinations by the Group. Intercompany transactions, balances and unrealized gains on transactions between Group companies are eliminated. Unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the transferred asset. Accounting policies of subsidiaries have been changed where necessary to ensure consistency with the accounting policies adopted by the Group.

The financial statements were authorized for issue by management on March 26, 2019. All press releases, financial reports and other information are available on the Investor on the Company`s website: www.inflarx.com

2.       New and amended standards adopted by the Group

The Group has applied the following standards and amendments for the first time for their annual reporting period commencing January 1, 2018:

·	IFRS 9 Financial Instruments

·	IFRS 15 Revenue from Contracts with Customers

·	Amendments to IFRS 2 - Classification and Measurement of Share-based Payments

·	Annual Improvements 2014-2016 cycle

·	Transfers to Investment Property – Amendments to IAS 40

·	Interpretation 22 Foreign Currency Transactions and Advance Consideration

The Group has not early adopted any other standard, interpretation or amendment that has been issued but is not yet effective.

The Group applies in the financial statements, for the first time, IFRS 15 Revenue from Contracts with Customers and IFRS 9 Financial Instruments, which require restatement of previous financial statements.

IFRS 15, Revenue from Contracts with Customers, replaces all current standards and interpretations dealing with revenue recognition and introduces a five-step model to account for revenue. As the Group is currently not generating revenues, the Group may only be affected by IFRS 15 in the future when entering into collaboration arrangements or similar transactions.

IFRS 9 contains a new classification and measurement approach for financial assets that reflects the business model in which assets are managed and their cash flow characteristics. IFRS 9 further replaces the ‘incurred loss’ model in IAS 39 with a forward-looking ‘expected credit loss’ (ECL) model. This will require considerable judgement about how changes in economic factors affect ECLs, which will be determined on a probability-weighted basis. IFRS 9 requires new disclosures, in particular about credit risk and expected credit losses.

The Group applies IFRS 9 with an initial application date of January 1, 2018. Because the Group held on the initial application date only immaterial non-current financial assets, cash and cash equivalents, no trade receivables and no derivative financial instruments or financial liabilities, the impact of IFRS 9 is determined to be nil, except for the disclosures required. Classification for other receivables and cash and cash equivalents changed from “loans and receivables” (IAS 39) to “amortized cost” (IFRS 9).

The impact of IFRS 9 in the absence of material financial instruments was nil. A restatement of the consolidated statement of financial position as at January 1, 2018 was not necessary.

Most of the other amendments listed above did not have any impact on the amounts recognized in prior periods and are not expected to significantly affect the current or future periods.

3.       New standards and interpretations not yet adopted

Certain new accounting standards and interpretations have been published that are not mandatory for December 31, 2018 reporting periods and have not been early adopted by the Group. The Group’s assessment of the impact of these new standards and interpretations is set out below.

·	IFRIC 23 Uncertainty over Tax Treatments.

·	Prepayment Features with Negative Compensation (Amendments to IFRS 9).

·	Long-term Interests in Associates and Joint Ventures (Amendments to IAS 28).

·	Plan Amendment, Curtailment or Settlement (Amendments to IAS 19).

·	Annual Improvements to IFRS Standards 2015–2017 Cycle – various standards.

·	Amendments to References to Conceptual Framework in IFRS Standards.

·	IFRS 17 Insurance Contracts.

·	IFRS 16 Leases.

IFRS 16 was issued in January 2016. It will result in almost all leases being recognized on the balance sheet by lessees, as the distinction between operating and finance leases is removed. Under the new standard, an asset (the right to use the leased item) and a financial liability to pay rentals are recognized. The only exceptions are short-term and low-value leases.

The Group has analyzed all of the Group’s leasing arrangements over the last year in light of the new lease accounting rules in IFRS 16.

As at the reporting date, the Group has non-cancellable operating lease commitments of €575 thousand (see ‘3. Unrecognized items - (a) Operating lease obligations’). Of these commitments, approximately €10 thousand relate to short-term leases and €6 thousand to low value leases which will both be recognized on a straight-line basis as expense in profit or loss. For the remaining lease commitments, the Group expects to recognize right-of-use assets of approximately €791 thousand on January 1, 2019, lease liabilities of €791 thousand (after adjustments for prepayments and accrued lease payments recognized as at December 31, 2018). Overall net assets will stay approximately the same, and net current assets will be €240 thousand lower due to the presentation of a portion of the liability as a current liability.

The Group expects that net loss will decrease by approximately €5 thousand for 2019 as a result of adopting IFRS 16. Operating cash flows will increase and financing cash flows decrease by approximately €240 thousand as repayment of the principal portion of the lease liabilities will be classified as cash flows from financing activities.

4.       Current and non-current distinction

The Group presents current and non-current assets and current and non-current liabilities as separate classifications in its balance sheet. Current assets include assets that are sold, consumed or realized as part of the normal operating cycle. The operating cycle of an entity is the time between the acquisition of assets for processing and their realization in the form of cash or cash equivalents. The Groups operating cycle is assumed to be 12 months. Some current liabilities, such as trade payables and some accruals for employee and other operating costs, are part of the working capital used in the entity’s normal operating cycle. Such operating items are classified as current liabilities even if they are due to be settled more than 12 months after the reporting period.

5.       Foreign currency transactions

Transactions in a foreign currency are initially translated into the respective functional currency using the spot rate prevailing on the dates of the transaction. Monetary items which are not denominated in the functional currency are subsequently translated using the rate applicable at the end of the period. The resulting currency gains and losses are recognized directly in profit or loss.

On consolidation, the assets and liabilities of foreign operations are translated into euros at the rate of exchange prevailing at the reporting date and their statements of profit or loss are translated with monthly average exchange rates during the reporting period. The exchange differences arising on translation for consolidation are recognized in other comprehensive income (OCI). On disposal of a foreign operation, the component of OCI relating to that particular foreign operation is reclassified to profit or loss.

6.       Research and development

Research and development expenses comprise third party services, wages and salaries, cost of materials, intellectual property related expenses, depreciation and amortization of relevant equipment and intangibles as well as overhead. Research and development expenses mainly consist of cost for clinical trials and manufacturing of our clinical drug product, additionally cost are incurred by pre-clinical activities as well as basic research activities.

Development expenses must be capitalized if the criteria of IAS 38 are met. In the periods presented, no development expenses were capitalized because management does not believe all the recognition criteria of IAS 38 had been met. This assessment is due to the general uncertainties in drug development and the unpredictability of regulatory requirements.

As research expenditure and development expenditure does not meet the recognition criteria they are treated as an expense when incurred. Development costs previously recognized as an expense are not recognized as an asset in a subsequent period.

7.       Employee benefits

(i) Short-term employee benefits

Liabilities for wages and salaries and cash bonuses are measured at the amounts expected to be paid when the liabilities are settled. The liabilities are presented as current employee benefit obligations in the balance sheet. A liability is recognized, if the Group has a present legal or constructive obligation to pay this amount as a result of past service provided by the employee, and the obligation can be estimated reliably.

(ii) Share-based payment transactions

The grant-date fair value of equity-settled share-based payment arrangements granted to employees is generally recognized as an expense, with a corresponding increase in equity, over the vesting period of the awards. The amount recognized as an expense is adjusted to reflect the number of awards for which the related service and non-market performance conditions are expected to be met, such that the amount ultimately recognized is based on the number of awards that meet the related service and non- market performance conditions at the vesting date. For share-based payment awards with immediate vesting, the grant-date fair value of the share-based payment is measured to reflect such conditions and there is no true-up for differences between expected and actual outcomes.

9.       Government grants

The Group received government grants in 2018 and prior years on certain investments in non-current assets and the Group still receives grant funds on specified research and development activities. Income from government grants is recognized under ‘other income’ in the consolidated statement of comprehensive loss.

Income from the government grants is recognized at fair value where there is a reasonable assurance that the grant will be received and the Group will comply with all attached terms and conditions. In prior years grants were collected together with investments in non-current assets, the income was deferred on a straight-line basis over the useful lives of the respective assets. Contributions supporting certain costs of research and development are recognized as income when respective reimbursable costs also are incurred.

10.       Lease arrangements

The Group leases various properties, laboratory and office equipment and cars. Rental contracts are typically made for fixed periods of one to five years but may have renewal options.

The lease is classified at the inception date as a finance lease or an operating lease. A lease that transfers substantially all the risks and rewards incidental to ownership to the Group is classified as a finance lease. Typically the Group’s contracts are falling under the criteria of operate leases.

An operating lease is a lease other than a finance lease. Operating lease payments are recognized as an operating expense in the statement of profit or loss on a straight-line basis over the lease term.

Finance leases are capitalized at the commencement of the lease at the inception date fair value of the leased property or, if lower, at the present value of the minimum lease payments. Lease payments are apportioned between finance charges and reduction of the lease liability so as to achieve a constant rate of interest on the remaining balance of the liability. Finance charges are recognized in finance costs in the statement of profit or loss.

A leased asset is depreciated over the useful life of the asset. However, if there is no reasonable certainty that the Group will obtain ownership by the end of the lease term, the asset is depreciated over the shorter of the estimated useful life of the asset and the lease term.

11.       Interest income

Interest income is derived from interest-bearing financial assets, including cash equivalents. Interest income from financial assets at fair value through profit and loss is included in the net fair value gains/(losses) on these assets. Interest income on cash and cash equivalents, financial assets at amortized cost calculated using the effective interest method is recognized in the statement of profit or loss as part of finance income.

12.       Intangible assets

Intangible assets mainly comprise purchased IT software. Intangible assets are initially measured at acquisition cost, including any directly attributable costs of preparing the asset for its intended use less accumulated amortization. Amortization begins when an asset is available for use and amortization is calculated using the straight-line method to allocate cost over the estimated useful lives. Software is amortized over three years. The useful lives of intangible assets are reviewed at each reporting date. The effect of any adjustment to useful lives is recognized prospectively as a change of accounting estimate. The Group only owns intangible assets with a definite useful life.

13.       Laboratory and office equipment

Laboratory and office equipment are stated at historical cost less accumulated depreciation. Historical cost includes expenditure that is directly attributable to the acquisition of the items.

All repairs and maintenance are charged to profit or loss during the financial period in which they are incurred, because they do not constitute a separate asset.

Depreciation on leasehold improvements and equipment is calculated using the straight-line method to allocate their cost over their estimated useful lives, as follows:

·	Laboratory equipment: three to 13 years

·	Office equipment: one to five years

The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at the end of each reporting period.

Gains and losses on disposals are determined by comparing the proceeds with the carrying amount and are recognized within ‘other income and expenses (net)’ in the consolidated statement of other comprehensive loss.

14.       Financial assets and liabilities (financial instruments)

A financial instrument is any contract that gives rise to a financial asset of one entity and a financial liability or equity instrument of another entity.

The Group’s financial liabilities comprise trade and other payables. The Group initially recognizes non- derivative financial liabilities on the date that they are originated and measures them at amortized cost using the effective interest rate method. The Group derecognizes a financial liability when its contractual obligations are discharged, cancelled or expire.

15.       Income taxes

Income taxes comprise current and deferred taxes. Current and deferred taxes are recognized in profit or loss except to the extent that they relate to items recognized directly in equity or in other comprehensive loss.

Current tax is the expected tax payable or receivable on the taxable income or loss for the year, using tax rates enacted or substantively enacted at the reporting date, and any adjustment to tax payable in respect of previous years.

Deferred tax is recognized in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. Deferred tax is not recognized for temporary differences associated with assets and liabilities if the transaction which led to their initial recognition is a transaction that is not a business combination and that affects neither accounting nor tax profit or loss.

Deferred tax is measured at the tax rates that are expected to be applied to temporary differences when they reverse, based on the laws that have been enacted or substantively enacted by the reporting date.

Deferred tax assets and liabilities are presented net if there is a legally enforceable right to offset.

A deferred tax asset is recognized for unused tax losses, tax credits and deductible temporary differences, to the extent that it is probable that future taxable profits will be available against which they can be utilized. Deferred tax assets are reviewed at each reporting date and are reduced to the extent that it is no longer probable that the related tax benefit will be realized. Unrecognized deferred tax assets are reassessed at each reporting date and recognized to the extent that it has become probable that future taxable profits will be available against which they can be used.

Due to its stage of development, the Company does not report deferred tax assets on its consolidated statement of financial position.

16.       Fair Value Measurement

A number of the Group’s accounting policies and disclosures require the measurement of fair values, for both financial and non-financial assets and liabilities. When measuring the fair value of an asset or a liability, the Group uses observable market data as far as possible. Fair values are categorized into different levels in a fair value hierarchy based on the inputs used in the valuation techniques as follows:

·	Level 1, quoted prices in active markets for identical assets or liabilities.

·	Level 2, inputs other than quoted prices included within Level 1 that are observable for the instrument, either directly (as prices) or indirectly (derived from prices).

·	Level 3, inputs for instruments that are not based on observable market data (unobservable inputs).

If the inputs used to measure the fair value of an asset or a liability fall into different levels of the fair value hierarchy, then the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement.

The Group recognizes transfers between levels of the fair value hierarchy at the end of the reporting period during which the change has occurred. Further information about the assumptions made in measuring fair values of share-based payments is included in “1. Equity settled share-based payment arrangements”.

The carrying amount of all financial instruments approximates their fair value.